GE INVESTMENTS FUNDS, INC.

Total Return Fund

Supplement Dated September 10, 2009

To the Total Return Fund Prospectuses Dated May 1, 2009

Effective October 1, 2009, David Wiederecht will no longer serve on the portfolio management team of the Total Return Fund. The Total Return Fund’s portfolio management team will continue to be led by Judith A. Studer, who has led the team since July 2004. In light of the foregoing, effective October 1, 2009, the GE Investments Funds, Inc. – Total Return Fund prospectuses dated May 1, 2009 (the “Prospectus”) is amended as follows:

A.	The following paragraph replaces in its entirety the Total Return Fund’s portfolio management team disclosure that appears in the section entitled “About the Portfolio Managers – Portfolio Management Team” of the Prospectus:

“The Total Return Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Ralph R. Layman, Thomas R. Lincoln, Judith A. Studer and Diane M. Wehner. Ms. Studer is vested with oversight authority for determining asset allocations for the Fund, including the full discretion to allocate the Total Return Fund’s assets to sub-adviser(s) retained by GE Asset Management. Each of the other portfolio managers is responsible for managing one of the following sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. Mr. Lincoln manages the U.S. equity portion, Ms. Wehner manages the U.S. mid-cap equity portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts. GE Asset Management has also retained Urdang to act as sub-adviser to that portion of the Total Return Fund’s assets allocated to real estate-related investments. The sub-portfolios underlying the Fund are managed independently of each other and the portfolio managers and sub-adviser(s) have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objective.”

B.	The following paragraph replaces Ms. Studer’s portfolio management biography that appears in the section entitled “About the Portfolio Managers – Portfolio Manager Biographies” of the Prospectus:

“Judith A. Studer is the Chief Market Strategist and a Director at GE Asset Management. She has led the team of portfolio managers for the Total Return Fund since July 2004. Ms. Studer joined GE Asset Management in August 1984 and has held various positions at GE Asset Management including Senior Vice President — U.S. Equities from 1991 to 1995, Senior Vice President — International Equities from 1995 to 2006, President — Investment Strategies from July 2006 to June 2007, and President — U.S. Equities from June 2007 to July 2009.”

C.	All references to “David Wiederecht” with regard to portfolio management of the Total Return Fund are hereby deleted in their entirety.

[This supplement should be retained with your prospectus for future reference]